EXHIBIT 10.3


                             CONTRIBUTION AGREEMENT

     THIS CONTRIBUTION AGREEMENT ("AGREEMENT") is made and entered into as of this 14th day of February, 2003 by and among WESTPORT INVESTMENTS LIMITED, a Bahamian corporation ("Investments"), its wholly-owned subsidiary, WESTPORT ENERGY LLC, a Delaware limited liability company ("WELLC" and, collectively with Investments, the "WELLC Entities"), and MEDICOR FOUNDATION, a Liechtenstein foundation ("Medicor").

                                   WITNESSETH

     WHEREAS, Medicor is an organization formed to support and further medical, educational, humanitarian and cultural causes; and

     WHEREAS, WELLC owns shares of Common Stock, par value $0.01 per share, of Westport Resources Corporation ("WRC"); and

     WHEREAS, the WELLC Entities desire to contribute to Medicor Eleven Million (11,000,000) shares of Common Stock of WRC, which number of shares represents not more than 90 percent of the fair market value of the net assets of Investments and not more than 70 percent of the fair market value of the gross assets held by Investments immediately prior to the transfer contemplated hereby, based on the value of the assets as determined by Howard Frazier Barker Elliott, Inc. (the "Shares"), and Medicor desires to accept the contribution of the Shares.

     NOW, THEREFORE, in consideration of the covenants and agreements made herein, the parties hereto agree as follows:

     1. Recitations. The recitations set forth hereinabove are true, correct and incorporated herein by reference.

     2. Shares. The WELLC Entities hereby agree to transfer all of their right, title and interest to the Shares to Medicor.

     3. Restrictions. Medicor hereby covenants and agrees that it shall use the Shares only in accordance with the terms and conditions of its Formation Deed and Articles.

     4. Representations and Warranties. Medicor acknowledges and agrees that the Shares are being contributed pursuant to an exemption from registration contained in the Securities Act of 1933, as amended (the "Securities Act"), based in part upon Medicor's representations contained in this Agreement. Medicor hereby represents and warrants as follows:

          4.1 Medicor is capable of evaluating the merits and risks of its investment in WRC. Medicor must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Medicor understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Medicor to


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transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Medicor might propose.

          4.2 Medicor is acquiring the Shares for its own account for investment only, and not with a view towards their distribution.

          4.3 Medicor represents that by reason of its, or of its management's, business or financial experience, it has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement

          4.4 Medicor acknowledges and agrees that it has access to information regarding WRC, including but not limited to annual, quarterly and other securities filings and reports of WRC filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          4.5 Medicor acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Medicor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased or acquired in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about a company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and the number of shares being sold during any three-month period not exceeding specified limitations.

     5. Severability. If any provision of this Agreement or the application of any provision hereof to any party or set of circumstances is held invalid, the remainder of this Agreement and the application of such provision to the other parties or set of circumstances shall not be affected, unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

     6. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements, written or oral, with respect thereto. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     7. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived only be a written instrument signed by all of the parties hereto. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver by any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which either party may otherwise have at law or in equity.


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     8. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of the Bahamas, without regard to the conflicts of law provisions thereof.

     9. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and assigns.

     10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall be considered but one in the same document.
`
                            [signature page follows]


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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                MEDICOR FOUNDATION

                                By: /s/ Prince Eugen von Liechtenstein
                                    ----------------------------------------
                                   Name:   Prince Eugen von Liechtenstein
                                   Title:  Vice President


                                By: /s/ Anton M. Lotzer
                                    ----------------------------------------
                                    Name:  Anton M. Lotzer
                                    Title: _________________________________


                                WESTPORT INVESTMENTS LIMITED

                                By: /s/ Michael Russell
                                    ----------------------------------------
                                    Name:  Michael Russell
                                    Title: under Power of Attorney dated
                                           17 October 2002


                                WESTPORT ENERGY LLC

                                By: Westport Investments Limited, its
                                    managing member

                                    By: /s/ Michael Russell
                                        ----------------------------------------
                                        Name:  Michael Russell
                                        Title: under Power of Attorney dated
                                               17 October 2002